FARMERS BANCORP, INC.

                                      PROXY

         SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 15, 1998
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints Lynn E. Zeigler, and J. Glenn Glesner, and each or any of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of Farmers Bancorp, Inc. (the "Company") that the undersigned may be entitled to vote at the Special Meeting of Shareholders of the Company to be held at One West Spring Avenue, Pennsylvania on Tuesday, December 15, 1998, commencing at 2:00 p.m., prevailing time, and at any adjournment or postponement thereof, as follows:

1.       PROPOSAL TO APPROVE AND ADOPT THE AGREEMENT AND PLAN OF
         REORGANIZATION.

         [  ] FOR          [  ] AGAINST             [  ] ABSTAIN

         The Board of Directors recommends a vote FOR this proposal.


2. PROPOSAL TO POSTPONE OR ADJOURNM THE SPECIAL MEETING TO ANOTHER TIME AND/OR PLACE FOR THE PURPOSE OF SOLICITING ADDITIONAL PROXIES, IN THE EVENT THAT THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE AND ADOPT THE AGREEMENT AND PLAN OF REORGANIZATION OR TO CONSTITUTE A QUORUM.

         [  ] FOR          [  ] AGAINST             [  ] ABSTAIN

         The Board of Directors recommends a vote FOR this proposal.


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3.       In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof.

     THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND FOR PROPOSAL 2.

                                                     Dated:             , 1998



                                                     Signature of Shareholder



                                                     Signature of Shareholder


Number of Shares Held of Record on ____ __, 1998:


     THIS PROXY MUST BE DATED, SIGNED BY THE SHAREHOLDER AND RETURNED PROMPTLY TO THE CORPORATION IN THE ENCLOSED ENVELOPE. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. IF A CORPORATION, PLEASE SIGN IN FULLCORPORATE NAME BY THE PRESIDENT OR AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.